Exhibit 10.5(c)

INCENTIVE STOCK OPTION GRANT NOTICE

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

Pursuant to the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.), a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Grant Notice (the “Grant Notice”), the attached Incentive Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

Name of Optionee:	__________________ (the “Optionee”)

No. of Shares:	__________ Shares of Common Stock

Grant Date:

Vesting Commencement Date:	__________________ (the “Vesting Commencement Date”)

Expiration Date:	__________________ (the “Expiration Date”)

Option Exercise Price/Share:	$_________________ (the “Option Exercise Price”)

Vesting Schedule:	[25] percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining [75] percent of the Shares shall vest and become exercisable in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Incentive Stock Option Agreement, 2021 Stock Option and Grant Plan

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:

(i) This Stock Option shall initially be unvested and unexercisable.

(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

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6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

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(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby

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consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A

STOCK OPTION EXERCISE NOTICE

Cargo Therapeutics, Inc.

Attention:

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.) (the “Company”) dated __________ (the “Agreement”) under the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

☐	1. Cash

☐	2. Certified or bank check payable to Cargo Therapeutics, Inc.

☐	3. Other (as referenced in the Agreement and described in the Plan (please describe))

        _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

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EARLY EXERCISE

INCENTIVE STOCK OPTION GRANT NOTICE

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

Pursuant to the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.), a Delaware corporation (together with any successor thereto, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Early Exercise Incentive Stock Option Grant Notice (the “Grant Notice”), the attached Early Exercise Incentive Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

Name of Optionee:	(the “Optionee”)

No. of Shares:	Shares of Common Stock

Grant Date:

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Vesting Schedule:	[25] percent of the Shares shall vest on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time.Thereafter, the remaining [75] percent of the Shares shall vest in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Early Exercise Incentive Stock Option Agreement, Restricted Stock Agreement, 2021 Stock Option and Grant Plan

EARLY EXERCISE

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1.	Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Shares shall be vested on the respective dates indicated below:

(i) All Shares shall initially be unvested.

(ii) The Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option with respect to Shares that are not vested on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares. Such notice shall specify the number of Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Shares in the form of Appendix B hereto (the “Restricted Stock Agreement”) with the same vesting schedule for such Shares as set forth for such Shares herein.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written

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notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

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(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1—16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

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(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT

I acknowledge that I have read the

foregoing Incentive Stock Option Agreement

and understand the contents thereof.

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A

STOCK OPTION EXERCISE NOTICE

Cargo Therapeutics, Inc.

Attention:

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.) (the “Company”) dated __________ (the “Agreement”) under the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[    ]    1. Cash

[    ]    2. Certified or bank check payable to Cargo Therapeutics, Inc.

[    ]    3. Other (as referenced in the Agreement and described in the Plan (please describe))                 _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and

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under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vi) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement attached as Appendix B to the Agreement.

(vii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(ix) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(x) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(xi) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

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Appendix B

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OPTION

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Early Exercise Incentive Stock Option Grant Notice (the “Grant Notice”) and Early Exercise Incentive Stock Option Agreement (the “Option Agreement”) between Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.) (the “Company”) and _______________ (the “Grantee”) for __________________ Shares of Common Stock with a Grant Date of ___________, ______ under the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”).

1. Purchase and Sale of Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, on ________________, 20[__],the number of Shares set forth in the Stock Option Exercise Notice (________ Shares) dated __________ , pursuant to the Grant Notice and Option Agreement, for the aggregate Option Exercise Price for the Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Shares, and such Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in the Grant Notice.

2. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

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(b) Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to the Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company). A sample Section 83(b) election is attached to this Agreement as Exhibit A.

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

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6. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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7. Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date written in Section 1(a) above.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares purchased hereby are subject to the terms of the Plan, the Grant Notice, and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

Address:

SPOUSE’S CONSENT

I acknowledge that I have read the

foregoing Restricted Stock Agreement

and understand the contents thereof.

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EXHIBIT A

Section 83(b) Election

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Address:

Social Security No.:

Taxable Year: Calendar Year 20

2.	The property which is the subject of this election is [number of unvested shares] shares of common stock of Cargo Therapeutics, Inc.

3.	The property was transferred to the undersigned on [date of purchase/transfer].

4.	The property is subject to the following restrictions:

The Shares will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

5.

The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $[current FMV] per share x [number of unvested shares] shares = $_______________.

6.	For the property transferred, the undersigned paid $[exercise price] per share x [number of unvested shares] shares = $_________________.

7.	The amount to include in gross income is $[amount reported in Item 5 minus the amount reported in Item 6].

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property, at the IRS address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (which information can also be found at: https://www.irs.gov/uac/where-to-file-addresses-for-taxpayers-and-tax-professionals ). A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated: __________________, 20__
Taxpayer

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NON-QUALIFIED STOCK OPTION GRANT NOTICE

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

Pursuant to the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.), a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	__________________ (the “Optionee”)
No. of Shares:	__________ Shares of Common Stock
Grant Date:
Vesting Commencement Date:	(the “Vesting Commencement Date”)
Expiration Date:	(the “Expiration Date”)
Option Exercise Price/Share:	$ (the “Option Exercise Price”)
Vesting Schedule:	[25] percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining [75] percent of the Shares shall vest and become exercisable in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Non-Qualified Stock Option Agreement, 2021 Stock Option and Grant Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1.	Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:

(i) This Stock Option shall initially be unvested and unexercisable.

(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

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(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

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(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220,

5

the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

6

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

7

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

8

Appendix A

STOCK OPTION EXERCISE NOTICE

Cargo Therapeutics, Inc.

Attention: ___________________

____________________________

____________________________

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.) (the “Company”) dated __________ (the “Agreement”) under the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Cargo Therapeutics, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe))
.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or

9

exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

10

EARLY EXERCISE

NON-QUALIFIED STOCK OPTION GRANT NOTICE

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

Pursuant to the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.), a Delaware corporation (together with any successor thereto, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Early Exercise Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the attached Early Exercise Non-Qualified Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	__________________ (the “Optionee”)

No. of Shares:	__________ Shares of Common Stock

Grant Date:

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Vesting Schedule:	[25] percent of the Shares shall vest on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining [75] percent of the Shares shall vest in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Early Exercise Non-Qualified Stock Option Agreement, Restricted Stock Agreement, 2021 Stock Option and Grant Plan

EARLY EXERCISE

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Shares shall be vested on the respective dates indicated below:

(i) All Shares shall initially be unvested.

(ii) The Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option with respect to Shares that are not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares. Such notice shall specify the number of Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Shares in the form of Appendix B hereto (the “Restricted Stock Agreement”) with the same vesting schedule for such Shares as set forth for such Shares herein.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A

STOCK OPTION EXERCISE NOTICE

Cargo Therapeutics, Inc.

Attention: ____________________

_____________________________

_____________________________

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.) (the “Company”) dated __________ (the “Agreement”) under the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Cargo Therapeutics, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vi) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement attached as Appendix B to the Agreement.

(vii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(ix) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(x) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(xi) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

Appendix B

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OPTION

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Early Exercise Non-Qualified Stock Option Grant Notice (the “Grant Notice”) and Early Exercise Non-Qualified Stock Option Agreement (the                     “Option Agreement”) between Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.) (the “Company”) and (the “Grantee”) for __________________ Shares of Common Stock with a Grant Date of ___________, ______ under the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”).

1. Purchase and Sale of Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, on                     , 20[__], the number of Shares set forth in the Stock Option Exercise Notice (_______ Shares) dated __________ , pursuant to the Grant Notice and Option Agreement, for the aggregate Option Exercise Price for the Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Shares, and such Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in the Grant Notice.

2. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to the Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company). A sample Section 83(b) election is attached to this Agreement as Exhibit A.

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

6. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

7. Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.2(c)

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date written in Section 1(a) above.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares purchased hereby are subject to the terms of the Plan, the Grant Notice, and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

Address:

SPOUSE’S CONSENT I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

EXHIBIT A

Section 83(b) Election

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Address:

Social Security No.:

Taxable Year: Calendar Year 20__

2.	The property which is the subject of this election is [number of unvested shares] shares of common stock of Cargo Therapeutics, Inc.

3.	The property was transferred to the undersigned on [date of purchase/transfer].

4.	The property is subject to the following restrictions:

The Shares will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

5.

The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $[current FMV] per share x [number of unvested shares] shares = $_______________.

6.	For the property transferred, the undersigned paid $[exercise price] per share x [number of unvested shares] shares = $_________________.

7.	The amount to include in gross income is $[amount reported in Item 5 minus the amount reported in Item 6].

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property, at the IRS address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (which information can also be found at: https://www.irs.gov/uac/where-to-file-addresses-for-taxpayers-and-tax-professionals ). A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated: __________________, 20__
Taxpayer

RESTRICTED STOCK AWARD NOTICE

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

Pursuant to the Cargo Therapeutics, Inc. 2021 Stock Option and Grant Plan (the “Plan”), Cargo Therapeutics, Inc. (formerly known as Syncopation Life Sciences, Inc.), a Delaware corporation (together with any successor, the “Company”), hereby grants, sells and issues to the individual named below, the Shares at the Per Share Purchase Price, subject to the terms and conditions set forth in this Restricted Stock Award Notice (the “Award Notice”), the attached Restricted Stock Agreement (the “Agreement”) and the Plan. The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her. The Company hereby acknowledges receipt of $[_______] in full payment for the Shares. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof.

Name of Grantee:	_________________ (the “Grantee”)

No. of Shares:	_________ Shares of Common Stock (the “Shares”)

Grant Date:	____________ __, ____

Date of Purchase of Shares:	____________ __, ____

Vesting Commencement Date:	____________ __, ____ (the “Vesting Commencement Date”)

Per Share Purchase Price:	$________ (the “Per Share Purchase Price”)

Vesting Schedule:	[25] percent of the Shares shall vest on the [first] anniversary of the Vesting Commencement Date; provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining [75] percent of the Shares shall vest in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Grantee continues to have a Service Relationship with the Company at such time. Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, the Shares of Restricted Stock shall be treated as provided in Section 3(c) of the Plan.

Attachments: Restricted Stock Agreement, 2021 Stock Option and Grant Plan

RESTRICTED STOCK AGREEMENT

UNDER THE CARGO THERAPEUTICS, INC.

2021 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Award Notice and the Plan.

8. Purchase and Sale of Shares; Vesting; Investment Representations.

(a) Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth in the Award Notice for the Per Share Purchase Price.

(b) Vesting. Initially, all of the Shares are non-transferable and subject to a substantial risk of forfeiture and are Shares of Restricted Stock. The risk of forfeiture shall lapse with respect to the Shares on the respective dates indicated on the Vesting Schedule set forth in the Award Notice.

(c) Investment Representations. In connection with the purchase and sale of the Shares contemplated by Section 1(a) above, the Grantee hereby represents and warrants to the Company as follows:

(i) The Grantee is purchasing the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(iii) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(v) The Grantee understands that the Shares are not registered under the Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(vi) The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii) The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii) The Grantee understands and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix) The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

9. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

10. Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

11. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Award shall be subject to and governed by all the terms and conditions of the Plan.

12. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to this Award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of this Award. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company). A sample Section 83(b) election is attached to this Agreement as Exhibit A.

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

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(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(k) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

13. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Palo Alto, California.

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(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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14. Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

6

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date of purchase of Shares above written.

CARGO THERAPEUTICS, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares granted hereby are subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Award Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

Address:

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SPOUSE’S CONSENT I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

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EXHIBIT A

Section 83(b) Election

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

8.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Address:

Social Security No.:

Taxable Year: Calendar Year 20__

9.	The property which is the subject of this election is [number of unvested shares] shares of common stock of Cargo Therapeutics, Inc.

10.	The property was transferred to the undersigned on [date of purchase/transfer].

11.	The property is subject to the following restrictions:

The Shares will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

12.

The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $[current FMV] per share x [number of unvested shares] shares = $_______________.

13.	For the property transferred, the undersigned paid $[exercise price] per share x [number of unvested shares] shares = $_________________.

14.	The amount to include in gross income is $[amount reported in Item 5 minus the amount reported in Item 6].

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property, at the IRS address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (which information can also be found at: https://www.irs.gov/uac/where-to-file addresses-for-taxpayers-and-tax-professionals). A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated: __________________, 20__
Taxpayer

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